Redeemable Preferred Units	12 Months Ended
Dec. 31, 2015
Preferred Units, Preferred Partners' Capital Account [Abstract]
Redeemable Preferred Units
REDEEMABLE PREFERRED UNITS:
In connection with the closing of the Regency Merger, Regency’s 1.9 million outstanding series A cumulative convertible preferred units were converted into corresponding newly issued ETP cumulative convertible series A preferred units on a one-for-one basis. If outstanding, the ETP Preferred Units are mandatorily redeemable on September 2, 2029 for $35 million plus all accrued but unpaid distributions and interest thereon and are reflected as long-term liabilities in our consolidated balance sheets. The ETP Preferred Units are entitled to a preferential quarterly cash distribution of $0.445 per ETP Preferred Unit if outstanding on the record dates of ETP’s common unit distributions. Holders of the ETP Preferred Units can elect to convert the ETP Preferred Units to ETP Common Units at any time in accordance with ETP’s partnership agreement. The number of ETP common units issuable upon conversion of the ETP Preferred Units is equal to the issue price of $18.30, plus all accrued but unpaid distributions and interest thereon, divided by the conversion price of $44.37. As of December 31, 2015, the ETP Preferred Units were convertible into 0.9 million ETP Common Units.